UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021 (June 21, 2021)

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-1936

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NCR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On June 21, 2021, NCR Corporation (“NCR” or the “Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (the “SEC”) reporting that NCR completed its acquisition of Cardtronics plc (the “Acquisition”) pursuant to a previously disclosed Acquisition Agreement, dated as of January 25, 2021, by and between Cardtronics plc, NCR, and, solely for purposes of Section 8.2, Section 8.4 and Article IX of the Acquisition Agreement, Cardtronics USA, Inc. This Current Report on Form 8-K/A (“Amendment No. 1”) amends Item 9.01 of the Original Filing to include the following historical financial statements of Cardtronics plc and the pro forma financial information of NCR and Cardtronics plc required under Item 9.01 of Form 8-K that were previously omitted from the Original Filing as permitted by Item 9.01(a)(3), in connection with the Acquisition: (a) the audited consolidated financial statements of Cardtronics plc as of and for the years ended December 31, 2020 and 2019, (b) the unaudited condensed consolidated financial statements of Cardtronics plc as of and for the three months ended March 31, 2021 and 2020, and (c) the unaudited pro forma condensed combined financial statements of NCR, giving effect to the Acquisition, which includes the unaudited pro forma condensed combined balanced sheet as of March 31, 2021, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020. Except as stated above, no other information contained in the Original Filing has been amended.

The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the Company will experience after the Acquisition.

Item 9.01.        Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements are filed as exhibits hereto and incorporated by reference herein:

Audited consolidated financial statements of Cardtronics plc as of and for the years ended December 31, 2020 and 2019, are attached hereto as Exhibit 99.1.

Unaudited condensed consolidated financial statements of Cardtronics plc as of and for the three months ended March 31, 2021 and 2020, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of NCR, giving effect to the acquisition of Cardtronics plc, which includes the unaudited pro forma condensed combined balanced sheet as of March 31, 2021, and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K/A:

Exhibit No.        Description
23.1            Consent of KPMG LLP (with respect to Cardtronics plc).

99.1    Audited consolidated financial statements of Cardtronics plc as of and for the years ended December 31, 2020 and 2019 (incorporated by reference to Cardtronics plc Annual Report on Form 10-K for the year ended December 31, 2020 as filed with the SEC on March 1, 2021).

99.2        Unaudited condensed consolidated financial statements of Cardtronics plc as of and for the three months ended March 31, 2021 and 2020 (incorporated by reference to Cardtronics plc Quarterly Report on Form 10-Q for the three months ended March 31, 2021 as filed with the SEC on May 7, 2021).

99.3        The unaudited pro forma condensed combined financial statements of NCR, giving effect to the acquisition of Cardtronics plc, which includes the unaudited pro forma condensed combined balanced sheet as of March 31, 2021, and the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020.

104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Timothy C. Oliver
Timothy C. Oliver
Executive Vice President and Chief Financial Officer
Date: September 1, 2021